HOLLYWOOD PRODUCTIONS, INC.
                               14 East 60th Street
                               New York, NY 10022


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                            Be Held on June 30, 1997



To the Shareholders of HOLLYWOOD PRODUCTIONS, INC.

     NOTICE IS HEREBY GIVEN that a Annual Meetings of Shareholders of HOLLYWOOD PRODUCTIONS, INC. (the "Corporation") will be held at the Company's offices located at 14 East 60th Street, New York, New York, on June 30, 1997 at 10:00 a.m. New York time, for the following purposes:

     1. To elect three (3) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

     2. To ratify an amendment to the Corporation=s Senior Management Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 750,000; and

     3.To transact such other business as may properly be brought before the meeting or an adjournment thereof.

         The close of business on May 5, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors

                                                       Robert DiMilia, Secretary
Dated: June 6, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           HOLLYWOOD PRODUCTIONS, INC.
                               14 East 60th Street
                               New York, NY 10022

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                           To Be Held on June 30, 1997



          This proxy statement and the accompanying form of proxy have been mailed on June 6, 1997 to the stockholders of record on May 5, 1997 of Hollywood Productions, Inc., a Delaware corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on June 30, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

          Shares of the Corporation's common stock, par value $.001 per share (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the election of three (3) persons nominated by the Board of Directors as directors and FOR the ratification of an amendment to the Corporation=s Senior Management Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 750,000 shares

                  Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

          The Annual  Report on Form 10-KSB for the fiscal  year ended  December
31,  1996  including  audited  financial   statements   accompanies  this  proxy
statement.

        The principal executive offices of the Corporation are located at 14 East 60th Street, New York, NY 10022 the Corporation's telephone number is (619) 471-4505.

Independent Public Accountants

         The Board of Directors of the Corporation has selected Scarano & Lipton, P.C., Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending December 31, 1997. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Scarano & Lipton, P.C. consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Scarano & Lipton, P.C. are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Common Stock, par value $.01 par value per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on May 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 6,092,500 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of May 5, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director, and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.





Name And Address of                                           Amount and Nature                                Pecent of
Beneficial Owner                                              Of Beneficial Owner                              Class (1)
----------------------                                        -------------------                              ---------
European Ventures Corp. (2)                                   6,019,000 (3)                                    78.6%
P.O. Box 47
Road Town, Tortolla, British
Virgin Islands

Harold Rashbaum  (2)                                          157,500 (4)                                      2.5%
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

Alain A. Le Guillou, M.D. (2)                                 --                                               --
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

Robert DiMilia                                                50,000 (5)                                       *
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

All Officers and Directors                                    207,500 (5)                                      3.3%
(3 as a Group) (2)-(5)

* Less than 1%

     (1) Does not give effect to the issuance of (i) 4,400,000 shares of Common Stock reserved for issuance upon the exercise of the Warrants, (ii) 240,000 shares of Common Stock reserved for issuance upon the exercise of the underwriter's warrants and the Warrants underlying the underwriter's warrants and (iii) 250,000 shares of Common Stock reserved for issuance under the Company's 1995 Senior Management Incentive Plan, except for the 75,000 shares issued thereunder and the 150,000 shares underlying option grant pursuant thereto.

     (2) Harold Rashbaum is the father-in-law of Ilan Arbel, the sole officer and director of EVC.

     (3) Includes 1,568,000 shares of Common Stock issuable upon the exercise of Warrants owned by EVC.

     (4) Includes (i)50,000 shares of Common Stock under the Senior Management Incentive Plan, pursuant to a vesting schedule, none of which have vested (ii) 100,000 shares of Common Stock pursuant to an option granted under the Company's Senior Management Incentive Plan and (iii) 7,500 shares issued to H.B.R. Consultants Sales Corp. in September 1996. See "Executive Compensation-Employment and Consulting Agreements" and "Senior Management Incentive Plan."

     (5) Includes 50,000 shares of Common Stock issuable upon the exercise of an option granted to Robert DiMilia under the Company's Senior Management Incentive Plan.


Certain Reports

         No person who, during the fiscal year ended June 30, 1996, was a director, officer or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Corporation of Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.

          It is expected that the following will be considered at the meeting and action taken thereon.

                            I. ELECTION OF DIRECTORS

          The Board of Directors currently consists of three members elected for a term of one year and until their successors are duly elected and qualified.

          An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, and entitled to vote thereon is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth as of June 6, 1997, with respect to the five nominees for election as directors of the Corporation:

                                    Position with Corporation;                  Director
Name                                Principal Occupation and Age                Since

Harold Rashbaum                     President, CEO and Director; 70             1996

Robert DiMilia                      Vice President, Secretary and               1996
                                    Director; 51

Alain A. Le Guillou, M.D.           Director; 40                                1997

     The directors of the Company are elected annually by its stockholders and the officers of the Company are appointed annually by its Board of Directors. Vacancies on the Board of Directors may be filled by the remaining directors. Each current director and officer will hold office until the next annual meeting of stockholders, or until his successor is elected and qualified. All outside directors receive a directors' fee of $1,000 per month, for their participation as a director. The sole outside director is Alain D. Le Guillou, M.D. The Company does not have key man insurance on the life of any of its officers or directors. Harold Rashbaum is the father-in-law of Alain A. Le Guillou, M.D. On January 10, 1997, Robert Melillo and the Company mutually agreed to the resignation of Mr. Melillo as the President, Chief Executive Officer and Director of the Company. As of that time, Harold Rashbaum took over as President and Chief Executive Officer of the Company. Mr. Melillo remained as a consultant to the Company at a weekly fee of $600 until April 1, 1997.

     Harold Rashbaum has been the President, Chief Executive Officer, and director of the Company since January 1997. Mr. Rashbaum had served as Secretary and Treasurer of the Company since May 1996. When Robert Melillo, former President and Chief Executive Officer, resigned Mr. Rashbaum was elected as President and Chief Executive Officer. Since May 1996, Mr. Rashbaum served as the secretary, treasurer and a director of D.L. Productions, Inc. and became President in January 1997. From January 1991 to March 1992, he was a consultant for National Wholesale Liquidators, Inc., a retailer of household goods and housewares. From

     February 1996 to present, Mr. Rashbaum has been the president and a director of H.B.R. Consultant Sales Corp., of which his wife is the sole stockholder. From March 1992 to June 1995, Mr. Rashbaum was a consultant to 47th Street Photo, Inc., a retailer of electronics, which position was at the request of the bankruptcy court, during the time it was in Chapter 11. Mr. Rashbaum was a consultant for Play Co. Toys & Entertainment Corp., since June 1995 and became the Chairman of the board in October 1996, which company is a wholesaler and retailer of children's toys.

     Robert DiMilia, has been a Director, Vice President and Secretary of the Company since January 10, 1997, prior to thereto he was a consultant to the Company with respect to the production of the Motion Picture. From 1991 to 1994 Mr. DiMilia was a vice-president for The Bon Bon Group a national payroll/accounting entertainment service company. From March 1995 to May 1996 Mr. DiMilia was a media and marketing consultant in the film industry working on a variety of projects.

     Alain A. Le Guillou, M.D. has been a director of the Company since May 1996. Since July 1995, Dr. Guillou has been a doctor of Pediatrics at Montefiore Medical Group. From July 1992 to June 1995 Dr. Guillou was a Pediatric resident at the University of Minnesota, Gillette Hospital, St. Paul, Minnesota. From July 1991 to June 1992 Dr. Guillou was an intern at Montefiore Medical Center, Bronx, N.Y. Dr. Guillou is the son-in-law of Harold Rashbaum.

Significant Employees

         Dan Stone, 61, had been the chairman of the board of Breaking Waves since its inception in 1991 until the consummation of the Acquisition in September 1996, at which time he became a consultant Mr. Stone has been the president and a director of D. Stone Industries, Inc., and Dan Stone Industries, Inc. since their inceptions in 1981 and 1991, respectively.

         Malcolm   Becker,   61,   has  been  the   vice-president   of  design,
merchandising and production of Breaking Waves, Inc., since its inception in 1991.

         Michael Friedland, 59, has been the vice-president of design, marketing and sales of Breaking Waves, Inc., since its inception in 1991.

         The Company has agreed to indemnify its officers and directors with respect to certain liabilities including liabilities which may arise under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to any charter, provision, by-law, contract, arrangement, statute or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person of the Company in connection with the Securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Board Meetings, Committees and Compensation

         During the fiscal year ended December 31, 1996, no meetings of the Board of Directors was held, action was taken on ____ (__) occasions by unanimous written consent of the Board of Directors in lieu of meeting. The Corporation does not pay its directors for attendance at meetings of the Board of Directors or committee meetings.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.


EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid by the Company during the period ended December 31, 1996 to each of the named executive officers of the Company.

                                            Summary Compensation Table

                                                              Securities        Restricted Securities
Name and Principal                                            Underlying        Underlying               All Other
Position                            Year          Salary($)   Options/SARS ($)  Award                    Compensation
--------                            ----          ---------   ---------------   -----                    ------------

Harold Rashbaum                     1996 (1)      26,000      100,000 (2)       50,000 (3)               --
Chief Executive Officer
President

Robert Melillo                      1996 (4)      69,200      --                25,000 (5)               --
Former Chief Executive Officer


     In October 1996, Mr. Rashbaum began receiving a salary of approximately $100,000 per annum. At the closing of the Company's initial public offering H.B.R. Consulting Sales, Corp., a company controlled by Mr. Rashbaum and owned by his wife received 7,500 shares of Common Stock and a consulting fee of $40,000. Includes options to purchase shares of Common Stock issued in March 1997 under the Company's Senior Management Incentive Plan. Includes shares issued under the Senior Management Incentive Plan in June 1996, subject to a vesting schedule. See "Senior Management Incentive Plan". 1 Mr. Melillo received an annual salary of $104,000 per annum up and through January 10, 1997, when he resigned as an officer and director of the Company. He continued as a consultant until April 1997 and received a consulting fee of $600 per week. See "Management". Mr. Melillo received 50,000 shares of Common Stock in the Company pursuant to the Company's Senior Management Incentive Plan, subject to a vesting schedule, whereby 25,000 shares would vest in each of June of 1997 and 1998. Upon the resignation of Mr. Melillo on January 10, 1997, he returned 25,000 shares to the Company and the Company agreed that the remaining shares should be vested.

Employment and Consulting Agreements

     Prior to Harold Rashbaum becoming an officer and director of the Company, he provided consulting to the Company through H.B.R. Consultant Sales Corp., ("HBR"), a Company of which he is an officer and director and of which his wife is the sole stockholder. HBR entered into an oral consulting agreement with the Company whereby, it will receive 5% of the net profits of the Motion Picture received by the Company. In addition, HBR received $40,000 and 7,500 shares of the Company's Common Stock at the closing of the Company's initial public offering. Mr. Rashbaum receives a salary of $104,000 per annum for being an officer or director of the Company. In addition, Mr. Rashbaum received 50,000 shares of Common Stock under the Company's Senior Management Incentive Plan which shares vest at the rate of 25,000 shares on each of June 1997 and 1998. Pursuant to the restricted share agreement the shares only vest if Mr. Rashbaum continues to provide services to the Company. Shares not vested shall be returned to the Company's treasury. In March 1997, the Company granted Mr. Rashbaum as chief executive officer an option to purchase 100,000 shares at $5 1/8 per share, pursuant to the Company's Senior Management Incentive Plan.

         Dan Stone entered into a two year consulting agreement with Breaking Waves as of January 1996, pursuant to which he oversees the operation of Breaking Waves in return for a yearly consulting fee of $100,000. Mr. Stone received $50,000 from the proceeds of the Company's initial public offering, as payment in advance of half of the 1997 consulting fee, the balance of which is being paid in weekly installments.

         In November 1997, Breaking Waves entered into 3 year employment agreements with each of Malcolm Becker and Michael Friedland. The agreements provide for a salary of $110,000 for the term of employment and the receipt of shares of the Company's Common Stock in each year of the agreements. The number of shares of the Common Stock shall be equal to a Market Value (as hereinafter defined) of $25,000 on the date of issuance, subject to a vesting schedule. The vesting schedule shall be as follows; (i) 1/2 of the shares received on the date hereof shall vest 90 days from the date hereof with the balance vesting 270 days from the date hereof and (ii) on each subsequent annual issuance commencing November 27, 1997, 1/2 of the shares shall vest six months from issuance with the balance vesting on the following anniversary. The shares vest pursuant to restricted share agreements. "Market Value" shall mean (i) $5.00 per share with respect to the shares issued in November 1996 and (ii) the average of the closing bid and asked prices for a share of Common Stock for a period of 30 days ending five days prior to the date of issuance, as officially reported by the principal securities exchange on which the Common Stock is quoted. The agreements include no-disclosure and non-compete clauses.

Senior Management Incentive Plan

     In May 1996, the Board of Directors adopted the Senior Management Incentive Plan (the "Management Plan"), which was adopted by stockholder consent. The Management Plan provides for the issuance of up to 250,000 shares of the Company's Common Stock in connection with the issuance of stock options and other stock purchase rights to executive officers and other key employees and consultants. The board of directors, subject to stockholder approval, have adopted a proposal to increase the shares issuable under the Management Plan to 750,000 shares. See Appendix A for a copy of the Management Plan.

     The Management Plan was adopted to provide the Board of Directors with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal for rewarding executive officers, employees and consultants of the Company or a subsidiary or the Company, who render significant services to personnel equity ownership in the Company through the grant of stock  options  and other  rights  pursuant to the  Management  Plan to
enable  the  Company  to  attract  and  retain   qualified   personnel   without
unnecessarily depleting the Company's cash reserves. The Management Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer a personal interest in the Company's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock to individuals who provide significant services to the Company.

         The Management Plan is intended to help the Company attract and retain key executive management personnel whose performance is expected to have a substantial impact on the Company's long-term profit and growth potential by encouraging and assisting those persons to acquire equity in the Company. It is contemplated that only employees who perform services of special importance to the Company will be eligible to participate under the Management Plan. It is anticipated that awards made under the Management Plan will be subject to vesting periods, although the vesting periods are subject to the discretion of the board or an administrator of the Management Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 1995, in connection with the incorporation of the Company, EVC acquired 5,000,000 shares of the Company's Common Stock and 2,000,000 Warrants for aggregate consideration of $1,100,000. The sale of 1,400,000 shares of Common Stock and 2,000,000 Warrants was registered for resale in the Company's initial public offering of which 549,000 shares and 432,000 Warrants were resold.

     Dan Stone entered into a two year consulting agreement with Breaking Waves as of January 1996, pursuant to which he oversees the operation of Breaking Waves in return for a yearly consulting fee of $100,000, which fee is currently being paid in weekly installments. At the closing of the Acquisition, Mr. Stone received $50,000 from the proceeds of the Offering, as payment in advance of half of the 1997 consulting fee.

     In June 1996, the Company issued 50,000 shares of Common Stock to Robert Melillo, the former chief executive officer, president and director of the Company under the Company senior management incentive plan. The shares were to vest at the rate of 25,000 in each of June 1997 and 1998. On January 10, 1997, Mr. Melillo resigned and returned 25,000 shares to the Company. Pursuant to Mr. Melillo's agreement with the Company, the remaining 25,000 shares became fully vested.

     Prior to Harold Rashbaum becoming an officer and director of the Company, commencing in March 1996 he provided consulting to the Company through H.B.R. Consultant Sales Corp., ("HBR"), a Company of which he is an officer and director and of which his wife is the sole stockholder. HBR entered into an oral consulting agreement with the Company whereby it will receive 5% of the net profits of the Motion Picture received by the Company. In addition, HBR received $40,000 and 7,500 shares of the Company's Common Stock at the closing of the Acquisition from the Company. In June 1996 Mr. Rashbaum received 50,000 shares of Common Stock under the Company's Senior Management Incentive Plan which shares vest at the rate of 25,000 shares on each of June 1997 and 1998.

     See "Executive Compensation-Employment and Consulting Agreements" for a discussion of the Company's employment and consulting arrangements.

     All transactions between the Company and any officer, director or 5% stockholder will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent disinterested directors of the Company. The Company believes that all prior affiliated transactions were made on terms no less favorable to the Company than available from unaffiliated parties.

              II. Ratification of an Amendment to the Corporation=s
                  Senior Management Incentive Plan to Increase
                 the Number of Shares of Common Stock Authorized
                 for Issuance thereunder from 250,000 to 750,000

     The Board of Directors has unanimously approved, subject to shareholder approval an amendment to the Management Plan to increase the number of shares issuable under such plan from 250,000 shares to 750,000 shares. The Plan, as originally adopted by shareholders of the Corporation's, is annexed hereto as Appendix A.

     The Amendment to the Management Plan is necessary by reason of the fact that, of the original 250,000 shares of Common Stock authorized under the plan, 75,000 shares under the Management Plan have been issued pursuant to a restricted stock agreement and 150,000 shares are reserved for issuance pursuant to options granted under the Management Plan, whereby there are only 25,000 shares available under the Plan. The remaining number of shares authorized under the Plan has been deemed by the Board of Directors as insufficient to provide for additional awards to attract and retain key executive management personnel and to provide incentive to management personnel to maximize the shareholder value. The Plan is designed to augment the Corporation's existing compensation programs and is intended to enable the Corporation to have its executives, key employees and consultants participate in the growth and success of the Corporation through awards under the Management Plan in addition to and as an alternative to cash compensation. Management believes that equity incentives are necessary to attract, motivate and retain key personnel.

     Management believes that the Corporation will expand its operations during the current fiscal year and will be required to offer competitive compensation packages to obtain and retain the qualified management which the Corporation and its subsidiaries need in order to successfully and profitably expand operations.

     The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date. The directors and officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 4,658,500 shares of the Corporation's Common Stock constituting approximately 76.5% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.


     The Board of Directors recommends that you vote "FOR" this Proposal.


                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO ROBERT DIMILIA, SECRETARY, HOLLYWOOD PRODUCTIONS, INC., 14 EAST 60TH STREET, NEW YORK, NY 10022.

EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF MAY 5, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF THE CORPORATION'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               III. OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Shareholders must be received by the Corporation on or prior to February 28, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 199 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,

                                                                  Robert DiMilia
                                                                       Secretary
June 6, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                   Appendix A

                      SENIOR MANAGEMENT INCENTIVE PLAN OF
                          HOLLYWOOD PRODUCTIONS, INC.

1.       PURPOSE OF THE PLAN

         The purpose of the Senior Management Incentive Plan (the "Management Plan") of Hollywood Productions, Inc. (the "Company") is to provide an incentive to key management employees whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights,
(ii) stock options, (iii) stock appreciation rights; (iv) limited stock appreciation rights and (v) shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") subject to restrictions on disposition ("restricted shares") (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Stock options may be granted under the Management Plan which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs." Options may also be granted under the Plan which do not qualify as ISOs ("non-ISOs").

2.       ELIGIBILITY

         Awards may be made or granted to key management employees of the Company or its Subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "management employees" shall include executive officers, key employees and consultants of the Company or of a Subsidiary. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Management Plan. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted the option price is at least one hundred ten percent (110%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. The terms "Subsidiary" and "Parent") as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to executive personnel who hold or have held options, rights or shares under the Management Plan or any other plans of the Company.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be issued as restricted shares under the Management Plan shall not exceed in the aggregate 750,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 12 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Company and reserved for issuance under the Management Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares restricted are repurchased by the Company in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Management Plan.

4.       AWARDS UNDER THE PLAN

         Awards  under  the  Management  Plan may be of five  types.  They  are:
"incentive stock rights," "stock options," "stock appreciation rights", "limited stock appreciation rights" and "restricted shares. " "Incentive Stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Company, shares of Common Stock, subject to the terms, conditions and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to the holder of a stock option to receive, upon surrender of all or a portion of his stock option without payment of cash or property to the Company, a number of shares of Common Stock and/or cash determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a right given to a holder of a stock option to receive, upon the occurrence of certain events generally constituting a change in control of the Company, a number of shares of Common Stock and/or cash upon surrender of all or a portion of his stock option without the payment of cash or property to the Company, in accordance with Section 10 hereof. "Restricted shares" are shares of Common Stock which, following issuance, are nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met, in accordance with Section 11 hereof. All references to "cash" herein shall mean "cash or certified check. "

5.       ADMINISTRATION

         (a) Procedure. The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors, if one is appointed for this purpose (the "Committee"). Committee members shall serve for such term as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for awards or have been granted awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan.

         (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 5, 6, 20 and 21 hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Management Plan. Subject to the provisions of the Management Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option or right or sold pursuant to restricted stock purchase agreements; (iv) to construe and interpret the Management Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Management Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Management Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an Award under the Management Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such Award shall, in the event the Board of Directors at the time such award is granted is not deemed to satisfy the requirement of Rule 16(b)-3(b)(2)(i) or (ii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than three persons all of whom qualify as "disinterested persons" within the meaning of Rule 16(b)-3(d)(3) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Management Plan.

6.  DURATION OF THE PLAN

         The Management Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company, and upon the approvals, if required, of any other public authorities. The Management Plan shall remain in effect for a term of ten (10) years from the date of adoption by the Board unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Management Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Management Plan had not been amended or terminated.

7.  INCENTIVE STOCK RIGHTS

         The Board of Directors, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as determined by the Board of Directors:

         (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any Subsidiary by the Eligible Participant, subject to the lapse of the incentive periods (as hereinafter defined).

         (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods, and in such manner, as shall be fixed in the discretion of the Board of Directors at the time of grant of such incentive stock rights. (Such period or periods so fixed is or are herein referred to as an "incentive period"). To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

         (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be employed by the Company or any of its Subsidiaries during an incentive period due to death or permanent disability (as determined by the Board of Directors), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs or legatees of such holder, shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient ceases to be employed by the Company or any of its Subsidiaries.

         (d) Termination for Any Other Reason. In the event that the employment by the Company of the recipient to whom incentive stock rights have been issued under the Management Plan terminates for any reason (including dismissal by the Company with or without cause), other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

         (e) Issuance of Shares. Upon the lapse of an incentive period, the Company shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Company shall pay all applicable transfer or issue taxes.

8. OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

         (a) Option Price; Number of Shares. The option price, which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (100%) in the case of ISOs, except with respect to 10% stockholders, whereby the price shall be 110%, and in the case of non-ISOs eighty-five percent (85%), of the fair market value of the Company's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Management Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Management Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the employer corporation or its Parent or Subsidiaries.

         (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period. ") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (1) year nor, for an ISO, more than ten (10) years (not more than 5 years for 10% stockholders) from the date of grant or, for a non-ISO, for more than thirteen (13) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

         (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in (i) cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement, (ii) through the delivery of shares of Common Stock, or (iii) in a combination of the methods described above. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

         (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Company or of any Subsidiary for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; [provided, however, that, if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge.] In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Company or of any Subsidiary, any option granted to such employee shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Company or any Subsidiary, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

         (e) Other Provisions. Each option granted under the Management Plan may contain such other terms, provisions, and conditions not inconsistent with the Management Plan as may be determined by the Board of Directors.

9.  STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, stock appreciation rights to the holder of any stock option under the Management Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board of Directors shall determine:

         (a) Grant. Each right shall relate to a specific option granted under the Management Plan and shall be granted to the option holder either concurrently with the grant of such option, or at such later time as determined by the Board of Directors.

         (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Company, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Board of Directors shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determined by the Board of Directors, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Company, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Company shall have received such notice. Upon receipt of such notice, the Company shall: (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash. The Company shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months on the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO.

         (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section 12 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

         (d) Effect of Exercise. Upon the exercise of stock appreciation rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that its related option is exercisable under Subsection 8(d).

10.  LIMITED STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, limited stock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board shall determine.

         (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Board of Directors.

         (b) Exercise. Unless otherwise determined by the Board of Directors, a Limited Right may be exercised only during the period (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Company of an Approved Transaction (as defined in Subsection 10(e) below), (ii) the date of a Control Purchase (as defined in Subsection 10(e) below) or (iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable, and in no event after the termination of the related option. Limited Rights granted under the Management Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Company shall have received such notice.

         (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of the fair market value (as determined pursuant to Subsection 8(a) above) on the date of exercise of such Limited Rights of each share of Common Stock with respect to which such Limited Right shall have been exercised over the exercise price per share of Common Stock subject to the related option.

         (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e)      Definitions.  For purposes of this Section 10:

                  (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                  (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

         (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

11.   RESTRICTED SHARES

         The Board of Directors may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

         (a) Restricted Period and Price. The Board of Directors shall prescribe restrictions, terms and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Company in order to retain the restricted shares, in addition to those provided in the Management Plan. The Board shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares; any amount paid by the holder shall be repaid in full by the Company.

         (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection 11(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Management Plan and the applicable restricted shares agreement. Such certificates shall be deposited by such holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Management Plan and the applicable restricted shares agreement.

         (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends, and such other distributions as the Board may in its sole discretion designate, pay, or distribute on such restricted shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the

Company will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts;
(iv) the holder may not sell, assign, transfer, pledge, exchange, encumber of dispose of the restricted shares or any retained distributions during the restricted period; and (v) a breach of any restrictions, terms or conditions provided in the Management Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

     (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such restricted shares shall become vested and (ii) any retained distributions with respect to such restricted shares shall become vested. Unless the Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Company and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if a holder shall die, become totally disabled or is terminated by the Company without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provide otherwise, the restricted period applicable to each award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

12.   RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Management Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option or stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or issued pursuant to restricted share agreements theretofore entered into shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

13.   ACCELERATION

         Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreement or any restricted period with respect to any restricted shares issued pursuant to any restricted shares agreement, or in the Management Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Management Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or each share issued pursuant to a restricted share agreement, except as otherwise provided in the incentive stock rights agreement or restricted share agreement, as the case may be, shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

14.   CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

         (a) Nothing in the Management Plan or any Award made hereunder shall interfere with or limit in any way, the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

         (b) For purposes of the Management Plan, a transfer of a recipient of options, rights or restricted shares hereunder from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting, exercise or restricted period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options or restricted shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

15.   GENERAL RESTRICTION

         Each Award made under the Management Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Management Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

16.   RIGHTS AS A STOCKHOLDER

         The holder of a stock option, incentive stock right or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.   NONASSIGNABILITY OF AWARDS

         No incentive stock right, stock option, stock appreciation right or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and during the lifetime of an Eligible Participant may only be exercised by him.

18.   WITHHOLDING TAXES

         Whenever under the Management Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation right or limited stock appreciation rights granted thereunder, or pursuant to restricted share agreements, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Company may determine that such taxes are due. Whenever under the Management Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

19.   NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Management Plan by the Board of Directors nor any provision of the Management Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Management Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.   AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board of Directors (but not the Committee) may at any time amend, alter, suspend or discontinue the Management Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any recipient of a stock option, incentive stock right, limited stock appreciation right or restricted shares under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

     (a) except as is provided in Section 12 of the Management Plan, increase the total number of shares of stock reserved for the purposes of the Management Plan; or

     (b) extend the duration of the Management Plan; or

     (c) materially increase the benefits accruing to participants under the Management Plan; or

     (d) change the category of persons who can be Eligible Participants under the Management Plan. Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Company, without the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

21.   LIMITATIONS ON EXERCISE.

         Notwithstanding anything to the contrary contained in the Management Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Company.

22.   GOVERNING LAW

         The Management Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.